                                                                                                               First Citizens Bancshares, Inc.
                                                                                                                P.O. Box 370
                                                                                                                Dyersburg, TN  38025-0370
                                                                                                                March 15, 2002

Securities and Exchange Commission
450 Fifth Street, Northwest
Washington, D.C. 20549
ATTN: Document Control - EDGAR

Greetings:

Please consider this as a cover letter for submission of the Definitive Proxy statement and Form of Proxy for the 2001 Annual Meeting of Shareholders of First Citizens Bancshares, Inc. The information contained in the Proxy Statement reflects an updating of material submitted for the previous year and changes required by the Executive Compensation rules. There were no changes included of a material nature. A filing fee in the amount of $125.00 is included with this submission.

Any questions concerning information filed herein should be directed to my attention. You may contact Judy Long by phone at (901) 285-4410, ext. 254.

                                                                                                                Respectfully yours,

                                                                                                                 /s/ JUDY LONG
                                                                                                                     Secretary

FIRST CITIZENS BANCSHARES, INC.
First Citizens Place
Dyersburg, Tennessee 38024

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

WEDNESDAY, APRIL 17, 2002

TO:    Shareholders of First Citizens Bancshares, Inc.
          Dyersburg, Tennessee  38024

Notice is hereby given that the Annual Meeting of Shareholders of First Citizens Bancshares, Inc. will be held in the Lipford Room of First Citizens National Bank, Dyersburg, Tennessee, Wednesday, April 17, 2002 at 10:00 A.M. to consider and act upon the following proposals:

        1.    To elect eight directors for a term of three years expiring in 2005.

        2.    Approval of Carmichael, Dunn, Creswell, and Sparks, PLLC as general auditors for the year ending December 31, 2002.

        3.    To transact such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business February 28, 2002 are entitled to notice of and to vote at the Annual Shareholders' Meeting.

Please date, sign and return the enclosed Proxy immediately in the stamped envelope provided. It is important that you sign and return the Proxy, even though you plan to attend the meeting in person. You may revoke the Proxy at any time before the Proxy is exercised by giving written notice to the Company or by advising us at the meeting. If you will need special assistance at the meeting because of a disability, please contact Judy Long, Secretary at (731) 287-4254.

This 15th day of March, 2002.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ STALLINGS LIPFORD
                                            Chairman

FIRST CITIZENS BANCSHARES, INC.
First Citizens Place
Dyersburg, Tennessee 38024

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
APRIL 17, 2002

SOLICITATION

THE PROXY ACCOMPANYING THIS STATEMENT IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF FIRST CITIZENS BANCSHARES, INC. (the "Company" or "Holding Company") for use at the Annual Meeting of Shareholders to be held April 17, 2002 and any adjournment thereof. The time and place of the meeting is set forth in the accompanying Notice of Meeting.

The expense of preparing, assembling, printing and mailing the Proxy Statement and materials used in the solicitation of Proxies for the meeting will be borne by the Company. It is contemplated that Proxies will be solicited principally through use of the mail, but officers, directors and employees of the Holding Company and its subsidiary, First Citizens National Bank (the "Bank") may solicit Proxies personally or by telephone, without receiving special compensation therefor. Brokers, custodians, and other like parties will be requested to send Proxy material to beneficial owners of stock and will be reimbursed for reasonable expenses. It is anticipated that this Proxy Statement and accompanying Proxy will be mailed to shareholders on or about March 15, 2002.

All Proxies in the accompanying form which are properly executed and returned to management will be voted in accordance with directions given therein. Any Proxy delivered pursuant to this solicitation is revocable, at the option of the person executing same, at any time before it is exercised, by written notice delivered to Judy Long, Secretary of First Citizens Bancshares, Inc. Powers of Proxy holders will be suspended if the person executing the Proxy is present at the meeting and elects to vote in person by advising the Chairman of the Meeting of his/her election to vote in person.

IF NO INSTRUCTIONS ARE SPECIFIED IN YOUR PROXY WITH RESPECT TO THE ELECTION OF DIRECTORS OR OTHER MATTERS ADDRESSED HEREIN, THE SHARES REPRESENTED BY YOUR EXECUTED PROXY WILL BE VOTED "FOR" THE NOMINEES FOR ELECTION AS DIRECTORS AND "FOR" THE ELECTION OF CARMICHAEL, DUNN, CRESWELL & SPARKS, PLLC TO SERVE AS THE COMPANY'S AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2002. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE MEETING, THE PROXY WILL BE VOTED IN ACCORDANCE WITH RECOMMENDATIONS OF THE COMPANY'S BOARD OF DIRECTORS.

VOTING SECURITIES

At the close of business December 31, 2001, there were 3,717,593 shares of Common Capital Stock, par value of $1.00, of the Holding Company outstanding and entitled to vote, as the sole class of voting securities. On any matter submitted to a vote of the shareholders, each holder of the Holding Company's common stock will be entitled to one vote, in person or by proxy, for each share of common stock he or she held of record on the books of the Holding Company as of February 28, 2002 (the "Record Date"). Holders of common stock shall possess full voting rights for the election of Directors and for all other purposes. In connection with the election of Directors, shares may be voted cumulatively if a shareholder present at the Meeting gives notice at the Meeting prior to the voting for election of Directors, of his or her intention to vote cumulatively. If any shareholder of the Company gives such notice, then all shareholders eligible to vote will be entitled to cumulate their shares in voting for the election of Directors. Cumulative voting allows a shareholder to cast a number of votes equal to the number of shares held in his or her name as of the Record Date, multiplied by the number of Directors to be elected. These votes may be cast for any one nominee, or may be distributed among as many nominees as the shareholder sees fit. If cumulative voting is declared at the meeting, votes represented by Proxies delivered pursuant to this Proxy Statement may be cumulated at the discretion of the Proxy Holder, in accordance with management's recommendation.

The following table sets forth the number of shares of common capital stock owned by Directors, Nominees and Officers of First Citizens Bancshares, Inc. as of December 31, 2001:

Name of Beneficial Owners	Beneficial Ownership	Percent of Class
Directors, Nominees & Executive Officers (26)	541,630	14.57%

PRINCIPAL SHAREHOLDERS

As of this date, persons or entities beneficially owning in excess of 5% of the common capital stock of the Company are set forth in the following table:

Name and Address	Beneficial Ownership	Percent of Class
First Citizens National Bank Employee Stock Ownership Plan & Trust	719,882	19.36%

ELECTION OF DIRECTORS

The present Board of Directors consists of 24 members with one-third of the terms expiring in 2003, another one-third in 2004 and the remaining one-third in 2005. The following individuals have been nominated by the Board of Directors to serve a term of three years. Once elected, each Director shall serve the stated term or until his/her successor has met the necessary qualifications and has been elected. Should any nominee determine that he/she is unable to serve, the persons named in the accompanying proxy intend to vote for the balance of those named.

The following information sets forth the name of each nominee, age, principal occupation for the past five years, name and business of the corporation or other organization with which he/she is affiliated, year of initial election to the Board, and beneficial ownership of common stock of the Company as of December 31, 2001. This information is also provided for continuing directors whose terms expire in 2003 and 2004.

INCUMBENTS AND NOMINEES WHOSE TERMS WILL EXPIRE IN 2005

Name and Principal Occupation for Past Five Years	Age	Director Since	Common Stock Beneficially Owned	Percent of Class
J. WALTER BRADSHAW Vice President & Director, Bradshaw & Co. Insurors, an independent insurance agency	40	1993	29,596	*
LARRY W. GIBSON President, Roberts-Gibson, Inc., gasoline jobber company.	55	1995	6,479	*
L.D. PENNINGTON Chairman Emeritus of Board, Centex Engineering and Construction, a company of contractors, engineers and developers.	73	1989	14,054	*
ALLEN G. SEARCY President of Allen Searcy Builder- Contractor, a building contractor for commercial and residential properties. Mr. Searcy is also a partner in Allen's Building Materials Company in Union City, TN and owner of commercial real estate and rental properties.	60	1999	23,406	*
DAVID R. TAYLOR President & CEO of Centex Engineering and Construction, a company of contractors, engineers, and developers.	56	1997	1,544	*
DWIGHT STEVEN WILLIAMS Business Manager, Johnson Funeral Home.	46	1991	3,324	*
KATIE S. WINCHESTER CEO & President of the Company and the Bank.	61	1990	18,413	*
BILLY S. YATES President, General Appliance and Furniture Company, retail furniture & appliance outlet.	76	1973	18,025	*

INCUMBENTS AND NOMINEES WHOSE TERMS WILL EXPIRE IN 2004

Name and Principal Occupation for Past Five Years	Age	Director Since	Common Stock Beneficially Owned	Percent of Class
WILLIAM C. CLOAR Retired 1998 from Dyersburg Fabrics, Inc., a textile manufacturing plant. He served Dyersburg Fabrics from 1997 to his retirement as Senior Vice President of Community Relations.	65	1991	16,638	*
JAMES DANIEL CARPENTER Partner, Flatt Heating & Air Conditioning.	52	1993	2,891	*
RICHARD W. DONNER 2001 President of Trenton Mills. Served previously as President of Sales, Dyersburg Fabrics, Inc.	51	1985	6,623	*
BENTLEY F. EDWARDS Executive Vice President of Burks Enterprise L.P., a distributor of Dr. Pepper-Pepsi Cola products. Chief Operating Officer of Burks Beverage, L.P.	44	1997	551	*
JULIUS M. FALKOFF Owner and Managing Partner in Reelfoot Warehousing (a rental warehouse), Union City, TN. Mr. Falkoff is also a owner in The Money Place, LLC, a check cashing, money gram and long distance service provider.	72	1999	22,256	*
RALPH E. HENSON Vice President of the Company; Executive Vice President and Loan Administrator of the Bank.	60	1997	50,633	1.37%
STALLINGS LIPFORD Chairman of the Board of the Company and the Bank.	71	1960	52,950	1.43%
LARRY S. WHITE President of White & Associates Insurance Agency, Inc., a general insurance agency offering all lines of insurance.	53	1997	55,553	1.49%

INCUMBENTS AND NOMINEES WHOSE TERMS WILL EXPIRE IN 2003

Name and Principal Occupation for Past Five Years	Age	Director Since	Common Stock Beneficially Owned	Percent of Class
EDDIE EUGENE ANDERSON Partner, Anderson Farms II. Previously, Anderson Farms until January 1, 1997.	54	1984	34,034	*
BARRY T. LADD Executive Vice President and Chief Administrative Officer of the Company and the Bank.	61	1996	19,117	*
JOHN M. LANNOM Attorney at Law Private Legal Practice	48	1999	15,400	*
MILTON E. MAGEE Partner, Chic Farm Co., general farming. Partner Magee and Taylor, FLP, general farming since 1997.	65	1969	97,624	*
MARY F. MCCAULEY Professor Emeritus, Dyersburg State Community College..	71	1991	2,257	*
G.W. SMITHEAL, III Partner, Smitheal Farm & Biesel and Smitheal Cattle Company.	46	1993	3,840	*
WILLIAM F. SWEAT First Citizens National Bank Community Bank President - Lauderdale County since 1999. Previous to 1999 served as Vice President and Branch Manager	51	2000	2,534	*
P.H. WHITE, JR. Owner, P.H. White Farms, manufacturer and distributor of livestock insecticide applicators.	70	1978	11,968	*

* less than one percent

DESCRIPTION OF THE BOARD AND ITS COMMITTEES

Each Director of the Company also serves as Director of the Bank. The Board of the Company met five times during 2001 and the Board of the Bank held thirteen meetings. There were no incumbent Directors attending fewer than 75% of the aggregate of Board and Committee meetings.

The Holding Company has no specific committees. However, the  Holding Company's principal subsidiary, First Citizens National Bank, has various committees that serve the Bank.

The Executive Committee is appointed by the Board to act on it's behalf when the Board is unable to act as a whole. It is the responsibility of the Executive Committee to review certain loan applications in accordance with Loan Policy; to make recommendations to the Board on issues affecting the operations of the Bank and to counsel management on matters presented for committee consideration. The Executive Committee acts as  nominating committee by considering the performance of incumbent directors and officers and by recommending nominations for re-election. The Executive Committee also serves as the Investment Committee. The committee meets at such times as meetings are called and is comprised of Ralph Henson, Barry Ladd, Stallings Lipford (Chairman), Milton E. Magee, L. D. Pennington, Allen Searcy, P. H. White, Jr., Katie Winchester, and Billy S. Yates. Thirty meetings were held in 2001.

The Investment Committee consists of eight members appointed by the Board, and is chaired by the Bank's Chief Financial Officer. It is the responsibility of this committee to set and monitor investment activity guidelines. Three meetings were held during 2001.

The Trust Committee is composed of three Directors and two Trust Officers. It is the responsibility of this committee to work with the Trust Officers and staff to formulate policies and procedures relative to the administering of fiduciary powers; to accept or reject all executorships, trusteeships, and other fiduciary relationships of the bank; and to invest, retain, or dispose of funds that are in the possession of the Trust Department. Directors serving on this committee are Richard Donner, Barry T. Ladd, and David Taylor. Trust Officers serving on this committee are Hughes Clardy, Chairman and Sue Carolyn Akins. Eleven meetings were held during the year just ended.

The Community Reinvestment Act Committee was established within the Community Reinvestment Act Program. It is the responsibility of this committee to develop, review, and implement ongoing CRA compliance efforts. The CRA Committee consists of three directors, Ralph Henson (Chairman), Bill Cloar, Mary F. McCauley, Katie Winchester and a cross section of managers from various departments within the Bank. One meeting was held throughout 2001.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee consists of four Directors, Chairman Larry Gibson, Ben Edwards, John M. Lannom and Eddie Anderson. The Audit Committee operates in accordance with its written charter, which was adopted by the Board in 2000. Chief responsibilities are to:

  Hire independent public accountants to audit the Company's books, records, and financial statements and to review its systems of accounting, including its' systems of internal controls;

  Monitor and evaluate, independently and objectively, the Company's internal financial controls and financial reporting procedures;

  Discuss with the independent accountants the results of audits and reviews;

  Periodically communicate the Audit Committee's findings to the Board; and

  Facilitate communication among the Board, the independent auditors, and the Company's management.

The Audit Committee has obtained from the Independent Auditors, Carmichael, Dunn, Creswell and Sparks, PLLC, a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence. This statement conforms to Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit Committee is satisfied that the auditors are independent of the Company.

The Audit Committee has discussed with management the Company's audited financial statements for the year ended December 31, 2001. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Auditing Standards No. 61, as amended ("Communication with Audit Committees") and, with and without management present, discussed and reviewed the results of the independent auditors examination of the Company's financial statements. The Audit Committee has also discussed with the independent auditors their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

Based upon the results of the discussion and actions described above, in reliance upon management and Carmichael, Dunn, Creswell, and Sparks, and subject to the limitation of its role, the Audit Committee recommended to the Board that the Company's audited financial statements be included in its annual report on Form 10K for the year ended December 31, 2001, for filing with the SEC. The Audit Committee has also recommended the reappointment subject to shareholder approval, of the independent auditors, Carmichael, Dunn, Creswell and Sparks.

                                                            Members of the Audit Committee:
                                                            Chairman Larry Gibson
                                                            Ben Edwards
                                                            John M. Lannom
                                                            Eddie Anderson

AUDIT FEES

Total auditor fees paid to Carmichael, Dunn, Creswell and Sparks, PLLC for the year 2001 were $54,955.00. All other fees paid to this company during the year just ended including fees paid for tax services were $7,971.00.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee is composed of five Directors who are not officers of the Bank or any of its subsidiaries. Members of the Board of Directors serving on the committee are Milton E. Magee (Chairman), L. D. Pennington, Allen Searcy, P. H. White, Jr., and Billy S. Yates. The committee met one time in 2001.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

In the year 2001 the Executive Committee of the Board of Directors assumed the responsibility for reviewing and approving compensation for Executive Officers. However, no director who also serves as an executive officer participated in deliberations about his/her own compensation. The role of the Compensation Committee is to make recommendations to the Board of Directors as to the amount and form of officer compensation. The compensation programs of the Bank are designed to align compensation with business objectives and performance, and to enable the Bank to attract, retain and reward executives who contribute to the long term success of First Citizens Bancshares, Inc. and its subsidiaries. Therefore, the Bank provides an executive compensation program which includes base pay, annual cash bonuses and retirement benefits through annual contributions to an Employee Stock Ownership Plan. In addition, all Executive Officers are provided with permanent life insurance. Base salaries are determined annually based on individual performance and pay levels of similar positions at peer financial institutions. The committee annually evaluates experience, individual performance and Corporate performance when setting base pay. Base salaries for new executive officers are initially determined by evaluating responsibilities of the position and the experience of the individual, and by reference to the competitive marketplace for experienced executive talent in the financial services industry.

                                                        Executive Committee of the Board of
                                                        Directors 2001 acting as Compensation
                                                        Committee:
                                                        Chairman Milton E. Magee
                                                        L. D. Pennington
                                                        Allen Searcy
                                                        P. H. White, Jr.
                                                        Billy S. Yates

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Director fees are established by the Board on an annual basis. Fees for 2001 were set at $500.00 per meeting for each Director and advanced on a per meeting attended basis. In 2001 an annual retainer fee of $3,000.00 per Director was paid for services on the Board of the Company. Additional amounts are paid for service on various committees as follows (annually): Executive/Investment Committee $12,500.00, Audit Committee $5,000.00, Trust Committee $5,000.00 and CRA Committee $2,500.00. Executive Officers who are also Directors receive no additional compensation for service on a Board Committee.

The following table discloses individually each Executive Officer of the Holding Company and its subsidiaries who received direct annual remuneration in excess of $100,000.00. As the Holding Company pays no salaries, this information relates to all compensation paid by First Citizens National Bank. The following tabulation is for the period ending December 31, 2001.

SUMMARY COMPENSATION TABLE

Annual Compensation Payouts

(a) Name and Principal Position	(b) Year	(c) Salary ($) (1)	(d) Bonus ($) (2)	(e) Other Annual Compensation	All Other Compensation($) (3)
Stallings Lipford Chairman of Board of Directors	2001 2000 1999	109,988 115,284 111,528	38,150 32,850 38,149	15,040 14,823 15,173	2,265 2,051 1,855
Katie Winchester CEO & President	2001 2000 1999	215,445 209,416 188,602	73,642 61,440 64,500	17,000 19,883 16,000	1,781 1,736 1,690
Ralph Henson Executive Vice President & Loan Admin.	2001 2000 1999	135,250 132,266 118,995	41,080 36,772 41,223	17,000 16,814 16,000	1,320 1,275 1,233
Barry T. Ladd Executive Vice President & CAO	2001 2000 1999	135,641 132,465 121,807	46,370 39,070 42,450	17,000 17,110 16,000	1,265 1,512 1,452
Judy Long Executive Vice President, COO & Board Secretary	2001 2000 1999	87,158 85,110 74,508	30,465 22,235 26,050	11,796 10,572 10,084	332 323 281
Jeff Agee Executive Vice President & CFO	2001 2000 1999	81,845 79,797 74,695	28,555 23,836 26,065	11,071 10,393 10,102	311 302 270

(1) Salaries reported includes Director fees up to $9,500.00 paid to each Executive for service on the Board of Directors.

(2) Contributions made by the Bank to Employee Stock Ownership Plan.

(3) Economic Benefit of Life Insurance Policy.

COMPENSATION PLANS

Incentive Compensation Plan

Executive Officers are eligible for annual cash bonuses. The senior management incentive plan provides bonus compensation based on corporate, business unit and individual performance. The level of incentive compensation for Executive Officers is based on Return on Assets with a minimum qualifying ROA of 1% and 25% of bonus based on meeting referral goals set for 2001.

Executive Employment Agreements

Executive Employment Agreements are currently in effect by and between the Bank, the Company and Stallings Lipford, Katie S. Winchester, Barry T. Ladd, Ralph E. Henson, Jeffrey Agee, and Judy Long. The agreements provide for terms of employment and compensation and benefits in the event of termination by "action of the Company" or "change in control". A "change in control", as defined in the agreement, is deemed to occur if any person, firm or corporation shall obtain "control" of the Company through the acquisition, directly or indirectly, by any person or group of persons of shares in the Bank or Bancshares, which, when added to any other shares, the beneficial ownership of which is held by such acquire(s), shall result in ownership by any person(s) of ten percent (10%) of such stock or which would require prior notification under any federal or state banking law or regulation; or the occurrence of any merger, consolidation or reorganization of the Bank to which the Bank or Bancshares is not a surviving entity, or the sale of all or substantially all of the assets of the Bank or the Company.

In the event of the officer's termination caused by "action of the Company" not for cause of a "change in control" or in the event the officer's termination is caused by a "change in control", the officer shall be entitled to receive severance pay within 30 days following the date of termination, an amount equal to two times the compensation paid in the preceding calendar year, or scheduled to be paid to the Executive during the year of the notice of termination, whichever is greater, plus an additional amount sufficient to pay United States income tax on the lump sum amount so paid.

The executive employment agreement in effect for Chairman Lipford also provides for terms and conditions for part-time employment. During the term of employment, Chairman Lipford shall serve as Chairman of the Company or in such other position with responsibilities and authority as may from time to time be assigned to him by the Board of Directors of the Company. During 2001 Chairman Lipford devoted approximately 1,300 hours to the business affairs of the Company. Beginning January 1, 2002, unless the Term of Employment has not been extended, he will devote only such time to the affairs of the Company as shall be appropriate in light of the circumstances then existing. In addition, Chairman Lipford shall serve on the Board of Directors of the Company during the term of employment for so long as he is elected to such Board by the Shareholders of the Company.

Executive Management Life Insurance Plans

Executive Management Life Insurance Plans were provided for in Executive Employment Agreements adopted by the Company in April 1993. A Collateral Assignment Split Dollar Life Insurance Plan was provided for the President and four other Executive Officers of the Company in which the Company agreed to pay individual life insurance premiums not to exceed $12,500.00 per year. The Company's obligation to pay this premium shall cease upon termination of the Executive's employment. The Executive agreed to repay the Company the full amount of premiums paid by the Company when employment is terminated. Repayment of premiums under any circumstances cannot exceed the cash value of the policy. Premiums paid annually for Collateral Assignment Split Dollar Life Insurance for Executive Officers totaled $12,500.00 for the President & CEO, and Executive Vice President & CAO, and range between $5,000.00 and $10,000.00 for other Executive Officers.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain of the officers, directors, and principal shareholders of the Holding Company (and their associates) have deposit accounts and other transactions with the Bank, including loans in the ordinary course of business. An Associate includes a corporation or other entity of which an officer or director of the Company is an officer, partner, or 10% shareholder; any Trust or Estate of which he is a Trustee, Executor or significant beneficiary; or any relative or spouse or spouse's relative who lives in his home.

Banking transactions in the ordinary course of business with directors, officers, principal shareholders, and their associates are on the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others. These loans do not represent unfavorable features or more than a normal risk of collectibility.

BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Changes in beneficial ownership of securities must be filed with the SEC on or before the 10th day after the end of the month in which any change occurred. Changes in beneficial ownership of securities by insiders were reported to the Securities and Exchange Commission on a timely basis.

TOTAL SHAREHOLDER RETURN PERFORMANCE GRAPH

The following graph reflects First Citizens Bancshares' cumulative return (including dividends) as compared to the S & P 500 and the Nasdaq Banking Stocks over a 5-year period.

PROPOSALS BY SECURITY HOLDERS

Shareholder proposals intended to be presented in the Proxy materials to be mailed in 2003 other than nominees to be proposed for election to the Board of Directors must be submitted by certified or registered mail to Judy Long, Secretary, First Citizens Bancshares, Inc., P.O. Box 370, Dyersburg, TN 38025-0370, no later than December 1, 2002. Nominees to be proposed for election to the Board of Directors of the Company, other than nominations made by the existing Board of Directors, must be delivered in writing to the Secretary of the Corporation and received no later than ninety (90) days prior to the month and day that the proxy materials regarding the last election of Directors to the Board of the Company were mailed to Shareholders.

OTHER BUSINESS

The Board of Directors knows of no other business other than that set forth herein to be transacted at the meeting; but, if other matters requiring a vote of shareholders arise, the persons designated as proxies will vote their judgment on such matters. If a shareholder specifies a different choice on the Proxy, his/her shares of common stock will be voted in accordance with the specifications so made.

A copy of the Company's Annual Report to Shareholders for the year ended December 31, 2001, accompanies this report. A copy of the Annual Report Form 10-K to the Securities and Exchange Commission for the year ended December 31, 2001 will be furnished any shareholder requesting such copy at no cost. Requests should be in writing to Judy Long, Secretary, First Citizens Bancshares, Inc., P.O. Box 370, Dyersburg, TN 38025-0370.

                                                                                                  BY ORDER OF THE BOARD OF DIRECTORS

                                                                                                   /s/ JUDY LONG
                                                                                                        Secretary

FIRST CITIZENS BANCSHARES, INC.
First Citizens Place
Dyersburg, Tennessee 38024

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a shareholder of First Citizens Bancshares, Inc., hereby appoints P. H. White, Jr., and William C. Cloar, and each of them severally, proxies of the undersigned, with full power of substitution, to vote the shares of Capital Stock of First Citizens Bancshares, Inc. standing in the name of the undersigned on February 28, 2002, at the Annual Meeting of Shareholders to be held in the Lipford Room of First Citizens National Bank, on Wednesday, April 17, 2002, at 10:00 A.M., and at all adjournments thereof:

(1) Election of Directors

        [_] For all monies listed below        [_] Withhold authority to vote for all nominees
                                                                   listed below

INSTRUCTIONS:   YOU MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE LISTED BELOW BY LINING
                                     THROUGH OR STRIKING OUT SUCH INDIVIDUAL'S NAME

INCUMBENTS AND NOMINEES FOR ELECTION WHOSE TERMS WILL EXPIRE IN 2005

J. Walter Bradshaw, Larry W. Gibson, L. D. Pennington, Allen G. Searcy, David R. Taylor, Dwight Steven Williams, Katie S. Winchester and Billy S. Yates.

(2) Approval of Carmichael, Dunn, Creswell and Sparks, PLLC auditor for the year ending December 31, 2002

        [_]  FOR                [_]  AGAINST        [_]  ABSTAIN

(3) To transact other business as may properly come before the meeting or any adjournments thereof

        [_]  FOR                [_]  AGAINST        [_]  ABSTAIN

This proxy confers authority to vote "For" the propositions listed unless "Against" or "Abstain" is indicated. If no direction is given, this proxy will be voted "For" the election of all nominees named and "For" approval of Carmichael, Dunn, Creswell and Sparks, PLLC as auditors for the current year.

Please sign exactly as name appears below.

When shares are held by joint tenants both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please sign full title. If more than one trustee, all should sign.

Dated March 15, 2002                      Signature ____________________________________________

                                                            Signature if jointly held __________________________________

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

SIGNATURES

I certify that the statements made in this statement are true, complete, and correct to the best of my knowledge and belief.

First Citizens Bancshares, Inc.
(Registrant)

Date: March 15, 2002                       /s/  STALLINGS LIPFORD
                                                         Stallings Lipford, Chairman